COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
ACCOUNTING POLICY
Contingent liabilities are liabilities of uncertain timing or amount and are not recognized until we have a present obligation as a result of a past event, it is probable that we will experience an outflow of resources embodying economic benefits to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

We disclose our contingent liabilities unless the possibility of an outflow of resources in settlement is remote.

USE OF ESTIMATES AND JUDGMENTS
JUDGMENTS
We are exposed to possible losses related to various claims and lawsuits against us for which the outcome is not yet known. We therefore make significant judgments in determining the probability of loss when we assess contingent liabilities.
EXPLANATORY INFORMATION
COMMITMENTS
Below is a summary of the future minimum payments for our contractual commitments that are not recognized as liabilities as at December 31, 2020.

	Less than			After
(In millions of dollars)	1 Year	1-3 Years	4-5 Years	5 Years	Total

Player contracts [1]	73	87	—	—	160
Purchase obligations [2]	295	178	70	48	591
Program rights [3]	626	1,198	1,078	316	3,218

Total commitments	994	1,463	1,148	364	3,969
[1]    Toronto Blue Jays players' salary contracts into which we have entered and are contractually obligated to pay.
[2]    Contractual obligations under service, product, and wireless device contracts to which we have committed.
[3]    Agreements into which we have entered to acquire broadcasting rights for programs and films for periods in excess of one year at contract inception.

Below is a summary of our other contractual commitments that are not included in the table above.

As at December 31
(In millions of dollars)	2020

Acquisition of property, plant and equipment	344
Acquisition of intangible assets	30
Commitments related to associates and joint ventures	405

Total other commitments	779

CONTINGENT LIABILITIES
We have the following contingent liabilities as at December 31, 2020:

Wholesale Internet costing and pricing
On August 15, 2019, in Telecom Order CRTC 2019-288, Follow-up to Telecom Orders 2016-396 and 2016-448 - Final rates for aggregated wholesale high-speed access services (Order), the Canadian Radio-television and Telecommunications Commission (CRTC) set final rates for facilities-based carriers' wholesale high-speed access services, including Rogers' third-party Internet access (TPIA) service. The Order set final rates for Rogers that are significantly lower than the interim rates that were previously billed and it further determined that these final rates will apply retroactively to March 31, 2016.

We do not believe the final rates set by the CRTC are just and reasonable as required by the Telecommunications Act as we believe they are below cost. On September 13, 2019, Rogers, in conjunction with the other large Canadian cable companies (Cable Carriers), filed a motion for Leave to Appeal pursuant to Section 64(1) of the Telecommunications Act with the Federal Court of Appeal (Court) and an associated motion for an interlocutory Stay of the CRTC Order. On September 27, 2019, the Court granted an Interim Stay suspending the Order until the Court rules on the Cable Carriers' motion for an interlocutory Stay of the CRTC's Order pending the Court's determination of the Cable Carriers' motion for Leave to Appeal. On November 22, 2019, the Court granted Leave to Appeal and an interlocutory Stay of the CRTC Order. The appeal was heard in June 2020. On September 10, 2020, the Court dismissed the Cable Carrier's appeal and simultaneously vacated the interlocutory Stay previously granted. On September 28, 2020, the CRTC issued a Stay of Order 2019-288 (CRTC Stay) pending review of the appropriateness of the rates established in the Order. On November 12, 2020, the Cable Carriers filed a motion for Leave to Appeal the Court's decision with the Supreme Court of Canada. The Supreme Court of Canada dismissed the request for Leave on February 25, 2021 without reasons.

Due to the CRTC Stay, and the significant uncertainty surrounding both the outcome and the amount, if any, we could ultimately have to repay to the resellers, we have not recorded a liability for this contingency at this time. The CRTC's order as drafted would have resulted in a refund of amounts previously billed to the resellers of approximately $210 million, representing the impact on a retroactive basis from March 31, 2016 to December 31, 2020. We estimate the ongoing impact would be between $10 and $15 million per quarter.

System access fee - Saskatchewan
In 2004, a class action was commenced against providers of wireless communications in Canada under the Class Actions Act (Saskatchewan). The class action relates to the system access fee wireless carriers charge to some of their customers. The plaintiffs are seeking unspecified damages and punitive damages, which would effectively be a reimbursement of all system access fees collected.
In 2007, the Saskatchewan Court granted the plaintiffs' application to have the proceeding certified as a national, "opt-in" class action where affected customers outside Saskatchewan must take specific steps to participate in the proceeding. In 2008, our motion to stay the proceeding based on the arbitration clause in our wireless service agreements was granted. The Saskatchewan Court directed that its order, in respect of the certification of the action, would exclude customers who are bound by an arbitration clause from the class of plaintiffs.

In 2009, counsel for the plaintiffs began a second proceeding under the Class Actions Act (Saskatchewan) asserting the same claims as the original proceeding. If successful, this second class action would be an "opt-out" class proceeding. This second proceeding was ordered conditionally stayed on the basis that it was an abuse of process.

At the time the Saskatchewan class action was commenced, corresponding claims were filed in multiple jurisdictions across Canada. The claims in all provinces other than Saskatchewan have now been dismissed or discontinued. We have not recognized a liability for this contingency.

911 fee
In June 2008, a class action was launched in Saskatchewan against providers of wireless communications services in Canada. It involves allegations of breach of contract, misrepresentation, and false advertising, among other things, in relation to the 911 fee that had been charged by us and the other wireless telecommunication providers in Canada. The plaintiffs are seeking unspecified damages and restitution. The plaintiffs intend to seek an order certifying the proceeding as a national class action in Saskatchewan. We have not recognized a liability for this contingency.

Income taxes
We provide for income taxes based on all of the information that is currently available and believe that we have adequately provided for these items. The calculation of applicable taxes in many cases, however, requires significant judgment (see note 13) in interpreting tax rules and regulations. Our tax filings are subject to audits, which could materially change the amount of current and deferred income tax assets and liabilities and provisions, and could, in certain circumstances, result in the assessment of interest and penalties.

Other claims
There are certain other claims and potential claims against us. We do not expect any of these, individually or in the aggregate, to have a material adverse effect on our financial results.

Outcome of proceedings
The outcome of all the proceedings and claims against us, including the matters described above, is subject to future resolution that includes the uncertainties of litigation. It is not possible for us to predict the result or magnitude of the claims due to the various factors and uncertainties involved in the legal process. Based on information currently known to us, we believe it is not probable that the ultimate resolution of any of these proceedings and claims, individually or in total, will have a material adverse effect on our business, financial results, or financial condition. If circumstances change and it becomes probable that we will be held liable for claims against us and such claim is estimable, we will recognize a provision during the period in which the change in probability occurs, which could be material to our Consolidated Statements of Income or Consolidated Statements of Financial Position.